AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES
J	1 | 5

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00009	21-Apr-2019	SEE SCHEDULE	

6. ISSUED BY CODE HC1013	7. ADMINISTERED BY (If other than item 6) CODE HC1047
DISA/DITCO-SCOTT 2300 EAST DRIVE SCOTT AFB IL 62225-5406	DISA/PSD/SPECIAL PROJECTS P.O. BOX 549 FORT MEADE MD 20755-0549

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)
IRIDIUM SATELLITE LLC
SCOTT SCHEIMREIF
1750 TYSONS BOULEVARD
MCLEAN VA 22102-4208

CODE 1R7A4 FACILITY CODE 1R7A4

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO.
HC1047-14-C-4000

X 10B. DATED (SEE ITEM 13)
18-Oct-2013

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
FAR 52.243-1 Alt I

☐ D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: hebert2d19619

The purpose of this modification is to serve as a continuation of services in accordance with the already established Statement of Work for a period of 1 month (April 22, 2019 through May 21, 2019). All other terms remain unchanged. The POC for this action is Mrs. Danielle N. Hebert, danielle.n.hebert2.civ@mail.mil.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Scott Scheimreif, Executive Vice President, Government Programs	Jarid L. Schulte, Contracting Officer TEL: 618-418-6567 EMAIL: jarid.l.schulte.civ@mail.mil

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[signature] (Signature of person authorized to sign)	04/19/19	SCHULTE.JARID.L.1386909314 Digitally signed by SCHULTE.JARID.L.1386909314 Date: 2019.04.19 13:09:11 -05'00' BY [signature] (Signature of Contracting Officer)	4/19/19

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: J

PAGE OF PAGES: 1 | 5

2. AMENDMENT/MODIFICATION NO.: P00009

3. EFFECTIVE DATE: 21-Apr-2019

4. REQUISITION/PURCHASE REQ. NO.: SEE SCHEDULE

5. PROJECT NO.(If applicable)

6. ISSUED BY CODE HC1013
DISA/DITCO-SCOTT
2300 EAST DRIVE
SCOTT AFB IL 62225-5406

7. ADMINISTERED BY (If other than item6) CODE HC1047
DISA/PSD/SPECIAL PROJECTS
P.O. BOX 549
FORT MEADE MD 20755-0549

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)
IRIDIUM SATELLITE LLC
SCOTT SCHEIMREIF
1750 TYSONS BOULEVARD
MCLEAN VA 22102-4208

CODE 1R7A4 FACILITY CODE 1R7A4

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO.
HC1047-14-C-4000

X 10B. DATED (SEE ITEM 13)
18-Oct-2013

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
FAR 52.243-1 Alt I

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: hebert2d19619

The purpose of this modification is to serve as a continuation of services in accordance with the already established Statement of Work for a period of 1 month (April 22, 2019 through May 21, 2019). All other terms remain unchanged. The POC for this action is Mrs. Danielle N. Hebert, danielle.n.hebert2.civ@mail.mil.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
JARID L. SCHULTE / CONTRACTING OFFICER
TEL: 618-229-9567 EMAIL: jarid.l.schulte.civ@mail.mil

15B. CONTRACTOR/OFFEROR
(Signature of person authorized to sign)

15C. DATE SIGNED

16B. UNITED STATES OF AMERICA
BY Jarid L. Schulte
(Signature of Contracting Officer)

16C. DATE SIGNED
19-Apr-2019

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $8,327,000.00 from $444,000,000.00 to $452,327,000.00.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0007 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0007		1	Months	$8,327,000.00	$8,327,000.00
EXERCISED OPTION	Continuation of Services FFP This CLIN serves as a continuation of services for the period of performance of April 22, 2019 through May 21, 2019 FOB: Destination				
				NET AMT	$8,327,000.00

SUBCLIN 000701 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000701					$0.00
	Funding In Support of CLIN 0007 FFP Form 1 HC108919EMSS117 provides full funding in the amount of $8,327,000.00 to support a 1-month continuation of services. PURCHASE REQUEST NUMBER: HC108919EMSS117				
				NET AMT	$0.00

ACRN AG $8,327,000.00
CIN: HC108919EMSS1170001

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0007:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY

N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 000701:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	N/A

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule for CLIN 0007 has been added:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
POP 22-APR-2019 TO 21-MAY-2019	N/A	ISC/IE MICHAEL CLIFTON DISA HQS COMPLEX - FT MEADE (OPERATIONS BLDG) P.O. BOX 549 FORT MEADE MD 20755-7901 301-225-2091 FOB: Destination	HC1047

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $8,327,000.00 from $444,000,000.00 to $452,327,000.00.

SUBCLIN 000701:
Funding on SUBCLIN 000701 is initiated as follows:

ACRN: AG

CIN: HC108919EMSS1170001

Acctng Data:
^^^097^2019^XXXX^X^4930^005^DISB^2331^R^0000000000000000^^^^^5F20^00008522^044453^TS0000^TS0000^RSR012^RSR012.RSR012^2331^HC108919EMSS117^^

Increase: $8,327,000.00

Total: $8,327,000.00

SECTION I - CONTRACT CLAUSES

The following have been added by full text:

CLAUSE UPDATES 2019

Clauses Updated:

52.202-1	Definitions	NOV 2013
52.203-5	Covenant Against Contingent Fees	MAY 2014
52.203-7	Anti-Kickback Procedures	MAY 2014
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	MAY 2014
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	MAY 2014
52.203-13	Contractor Code of Business Ethics and Conduct	OCT 2015
52.222-26	Equal Opportunity	SEP 2016
52.222-50	Combating Trafficking in Persons	JAN 2019
52.232-33	Payment by Electronic Funds Transfer--System for Award Management	OCT 2018
252.204-7000	Disclosure Of Information	OCT 2016
252.204-7004	Antiterrorism Awareness Training for Contractors.	FEB 2019
252.204-7009	Limitations on the Use or Disclosure of Third-Party Contractor Reported Cyber Incident Information	OCT 2016
252.204-7015	Notice of Authorized Disclosure of Information for Litigation Support	MAY 2016
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Country that is a State Sponsor of Terrorism	OCT 2015
252.225-7001	Buy American And Balance Of Payments Program-- Basic	DEC 2017
252.225-7012	Preference For Certain Domestic Commodities	DEC 2017
252.227-7013	Rights in Technical Data--Noncommercial Items	FEB 2014
252.239-7018	Supply Chain Risk	FEB 2019

Contracting Officer
Name: Jarid L. Schulte
Organization/Office Symbol: DITCO/PL8221
Phone No.: 618-418-6567
E-Mail Address: jarid.l.schulte.civ@mail.mil

Contract Specialist
Name: Danielle N. Hebert
Organization/Office Symbol: DITCO/PL8221
Phone No.: 618-418-6644
E-Mail Address: danielle.n.hebert2.civ@mail.mil

Customer/COR/PM Point of Contact
Name: Michael Clifton
Organization/Office Symbol: IE21
Phone No.: (301)-225-2091
E-Mail Address: michael.a.clifton.civ@mail.mil

Contractor Point of Contact
Contractor Legal Business Name: Iridium Satellite LLC
DUNS: 148549087
CAGE CODE: 1R7A4
Contractor POC: Scott Scheimreif
E-Mail Address: Scott.Scheimreif@iridium.com
Phone Number: 703-287-7446 OR 202-297-2959
Fax Number: 703-287-7540

(End of text)

Clauses Added:

52.230-2	Cost Accounting Standards	OCT 2015

(End of Summary of Changes)